[FIRST INDEPENDENCE CORPORATION LETTERHEAD]





                                December 28, 2000








Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of First Independence Corporation, we cordially invite you to attend the annual meeting of stockholders. The annual meeting will be held at 10:30 a.m., central standard time, on January 31, 2001, at our office located at Myrtle and Sixth Streets, Independence, Kansas.

     In addition to the election of directors, stockholders are also being asked to ratify the appointment of Grant Thornton LLP as independent auditors. Accordingly, your Board of Directors unanimously recommends that you vote FOR the election of the nominees for director as well as the ratification of auditors.

     We encourage you to attend the annual meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

     Thank you for your attention to this important matter.

                                         Very truly yours,


                                         /s/ Larry G. Spencer

                                         Larry G. Spencer
                                         President and Chief Executive Officer

                         FIRST INDEPENDENCE CORPORATION
                            Myrtle and Sixth Streets
                           Independence, Kansas 67301
                                 (316) 331-1660

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 31, 2001

     Notice is hereby given that the annual meeting of stockholders of First Independence Corporation will be held at our office located at Myrtle and Sixth Streets, Independence, Kansas, at 10:30 a.m., central standard time, on January 31, 2001.

     A proxy card and a proxy statement for the annual meeting are enclosed.

     The annual meeting is for the purpose of considering and acting upon:

     Proposal I.  Election of two directors of First  Independence,  each with a term of three years;

     Proposal II. The ratification of the appointment of Grant Thornton LLP as independent auditors for First Independence for the fiscal year ending September 30, 2001;

and such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the annual meeting.

     Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record as of the close of business on December 4, 2000 are the stockholders entitled to vote at the annual meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by stockholders at our office during the ten days prior to the annual meeting as well as at the annual meeting.

     You are requested to complete and sign the enclosed proxy card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

                                    By Order of the Board of Directors


                                    /s/ Lavern W. Strecker

                                    Lavern W. Strecker
                                    Chairman of the Board


Independence, Kansas
December 28, 2000


--------------------------------------------------------------------------------
       IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting.
           A self-addressed envelope is enclosed for your convenience.
           No postage is required if mailed within the United States.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         FIRST INDEPENDENCE CORPORATION
                            Myrtle and Sixth Streets
                           Independence, Kansas 67301
                                 (316) 331-1660

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 31, 2001

     First Independence Corporation's Board of Directors is using this proxy statement to solicit proxies from the holders of First Independence common stock for use at our annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about December 28, 2000.

     Certain of the information provided herein relates to our wholly owned subsidiary, First Federal Savings and Loan Association of Independence.

Time and Place of the Annual Meeting; Matters to be Considered

     Our annual meeting will be held as follows:

     Date: January 31, 2001

     Time: 10:30 a.m., central standard time

     Place: Office of First Independence Corporation
            Myrtle and Sixth Streets
            Independence, Kansas

     At the annual meeting, stockholders are being asked to consider and vote upon the following proposals:

     o the election of two directors of First Independence, each with a term of three years;

     o the ratification of the appointment of Grant Thornton LLP as First Independence's independent auditors for the fiscal year ending September 30, 2001; and

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

Voting Rights of Stockholders; Votes Required for Approval

     Only holders of record of First Independence common stock on December 4, 2000 are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of First Independence common stock you own as of the record date. On December 4, 2000, 1,024,666 shares of First Independence common stock were outstanding and entitled to vote at the annual meeting.

     Directors shall be elected by a plurality of the votes cast. In all matters other than the election of directors, the affirmative vote of the majority of shares cast shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non- votes have no effect on the vote. One-third of the shares of the First Independence common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     The First Independence Board of Directors unanimously recommends that you vote "FOR" the election of each of the Board of Directors' nominees and "FOR" the proposal to ratify Grant Thornton LLP as First Independence's independent auditors for the fiscal year ending September 30, 2001.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

     Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of First Independence common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting.

     Voting instructions are included on your proxy card. Shares of First Independence common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the Board of Directors' nominees and "FOR" ratification of the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending September 30, 2001. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

     You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

     You may revoke your proxy before it is voted by: (i) submitting a new proxy with a later date relating to the same shares and delivering it to the Secretary of First Independence; (ii) notifying the Secretary of First Independence in writing before the annual meeting that you have revoked your proxy; or (iii) voting in person at the annual meeting. Any written notice shall be delivered to Gary L. Overfield, Secretary of First Independence Corporation at Myrtle and Sixth Streets, Independence, Kansas 67301.

     If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of First Independence common stock on December 4, 2000, the record date for voting at the annual meeting and the number of shares held by the nominee on your behalf.

     We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Principal Holders Thereof

     The following table sets forth as of December 4, 2000, information regarding share ownership of: (i) those persons or entities known by us to beneficially own more than five percent of the common stock; (ii) each member of the First Independence Board of Directors; (iii) each executive officer of First Independence named in the Summary Compensation table appearing under "Executive Compensation" below; and (iv) all current directors and executive officers of First Independence as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as First Independence.

                                                                                          Shares               Percent
                                                                                       Beneficially              of
                               Beneficial Owner                                          Owned(1)               Class
------------------------------------------------------------------------------------------------------------------------------------


First Independence Corporation Employee Stock Ownership Plan                             113,610(2)              11.09%
("ESOP")

Athena Capital Management, Inc.                                                           99,151(3)               9.68
621 E. Germantown Pike
Plymouth Valley, PA 19401

Jeffrey L.  Gendell                                                                       93,743(4)               9.15
200 Park Avenue
Suite 3900
New York, NY 10166

Dr. Phillip Eastep, Michael S. Mitchell Revocable Trust,                                  57,623(5)               5.62
Jon Harrison, John Banks, Steve Waite, and Demo Sales, Inc.

Larry G. Spencer, President, Chief Executive Officer and Director                         72,096(6)               6.89

James B. Mitchell, Vice President and Chief Financial Officer                             55,122(7)               5.33

William T. Newkirk II, Director                                                            9,818(8)               0.95

Harold L. Swearingen, Director                                                             9,230(9)               0.90

Lavern W. Strecker, Chairman of the Board and Director                                     7,118(10)              0.69

Joseph M. Smith, Director                                                                  6,302(11)              0.61

Robert A. Johnson, Director                                                                2,204(12)              0.21

E. JoVonnah Boecker, Director                                                                982(13)              0.10

Directors and executive officers as a group (10 persons)                                 242,016(14)             22.02

----------------------

(1) Amounts include shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment powers.
(2) The amount reported represents shares held by the ESOP, 102,290 shares of which have been allocated to accounts of participants. First Bankers Trust Company, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.
(3) As reported by Athena Capital Management, Inc. in a Schedule 13G/A filed on January 27, 2000. Athena Capital Management, Inc., a registered investment adviser, reported sole voting and investment powers with respect to 836 shares and shared voting and investment powers with respect to 98,315 shares.
(4) As reported by Jeffrey L. Gendell in a Schedule 13D/A filed on February 10, 2000. Mr. Gendell serves as the Managing Member of Tontine Management,
     L.L.C. and Tontine Overseas Associates, LTD. The principal business of Tontine Management is serving as General Partner to Tontine Financial Partners, L.P. and to Tontine Partners, L.P., an affiliated private investment limited partnership. Tontine Financial Partners, L.P. reported shared voting and investment powers with respect to 72,800 shares. Tontine Overseas Associates, L.L.C. reported shared voting and investment powers with respect to 20,900 shares. Jeffrey L. Gendell reported shared voting and investment powers with respect to 93,700 shares and sole voting and investment powers with respect to 43 shares .
(5) As reported by the above persons in a Schedule 13D filed on April 7, 2000. The Schedule 13D was a joint filing pursuant to Rule 13d-1(k)(l) of the Securities Exchange Act of 1934. Dr. Phillip Eastep reported sole voting and investment powers as to 19,533 shares, Michael S. Mitchell Revocable Trust reported sole voting and investment powers as to 18,915 shares, Jon Harrison reported sole voting and investment powers as to 9,250 shares, John Banks reported sole voting and investment powers as to 5,000 shares, Steve Waite reported sole voting and investment powers as to 2,000 shares, and Demo Sales, Inc. reported sole voting and investment powers as to 2,925 shares. Dr. Eastep's business address is 220 North Main, Cherryvale, KS 67335. Michael S. Mitchell Revocable Trust's address is P.O. Box 753, Chanute, KS 66720. Mr. Harrison's business address is 6507 N. 127th Street, Wichita, KS 67226. Mr. Banks' address is 1824 Lawndale, El Dorado, KS
     67042. Mr. Waite's business address is 719 Meadow Road, El Dorado, KS 67042. Demo Sales, Inc.'s address is 2930 Terrace Drive, Independence, KS 67301.

(6) Includes 22,416 shares held directly, 11,328 shares held jointly with Mr. Spencer's spouse, 641 shares held solely by Mr. Spencer's spouse, 600 shares held by minor children of Mr. Spencer, 15,390 shares allocated to Mr. Spencer's ESOP account and 21,721 shares subject to options.
(7) Includes 13,112 shares held directly, 17,523 shares held jointly with Mr. Mitchell's spouse, 840 shares held solely by Mr. Mitchell's spouse, 2,922 shares held by minor children of Mr. Mitchell, 11,179 shares allocated to Mr. Mitchell's ESOP account and 9,546 shares subject to options.
(8)  Includes 4,000 shares held directly and 5,818 shares subject to options.
(9) Includes 3,572 shares held in a trust, of which Mr. Swearingen is a trustee, and 5,658 shares subject to options.
(10) Includes 4,800 shares held in a trust for the benefit of Mr. Strecker's wife, for which Mr. Strecker is a co-trustee, 1,000 shares held directly, and 1,318 shares subject to options.
(11) Includes 484 shares held jointly with Mr. Smith's spouse and 5,818 shares subject to options.
(12) Includes 1,040 shares held jointly with Mr. Johnson's spouse and 1,164 shares subject to options.
(13) Includes 530 shares held jointly with Ms. Boecker's spouse, 52 shares held jointly with Ms. Boecker's children and 400 shares subject to options.
(14) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and/or investment power. This amount also includes an aggregate of 74,475 shares subject to options granted under the Stock Option Plan and 45,880 shares allocated to the accounts of participants under the ESOP.

                       PROPOSAL I - ELECTION OF DIRECTORS

     Our Board of Directors currently consists of seven members. Approximately one-third of the directors are elected annually. Directors are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The following table sets forth certain information regarding the composition of our Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, we are unaware of any reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                                      Term
                                                                                       Director        to
           Name               Age(1)      Position(s) Held with First Independence     Since(2)      Expire
------------------------ ----------- ------------------------------------------------ ------------- ----------
                                                   NOMINESS
William T. Newkirk II         44     Director                                            1992        2004
Joseph M. Smith               55     Director                                            1993        2004

                                        DIRECTORS CONTINUING IN OFFICE

E. JoVonnah Boecker           53     Director                                            1999        2003
Larry G. Spencer              52     President, Chief Executive Officer and Director     1993        2003
Harold L. Swearingen          63     Director                                            1992        2003
Lavern W. Strecker            59     Chairman of the Board and Director                  1993        2002
Robert A. Johnson             54     Director                                            1999        2002


(1)  At September 30, 2000.
(2)  Includes service as a director of First Federal.

     The business experience during the last five years of each of the directors is as follows:

     William T. Newkirk II. Mr. Newkirk is the Vice President of Newkirk, Dennis & Buckles Inc., an insurance agency located in Independence, Kansas. Mr. Newkirk has been in the insurance business for 21 years.

     Joseph M. Smith. Mr. Smith is currently retired. Prior to his retirement in 2000, Mr. Smith was the County Extension Agent with the Montgomery County Extension Council for 28 years.

     E. JoVonnah Boecker. Ms. Boecker is the City Clerk of Neodesha, a position she has held since 1983.

     Larry G. Spencer. Mr. Spencer is President and Chief Executive Officer of First Independence and First Federal Savings. Mr. Spencer has been employed by First Federal Savings since 1974 and has held a variety of positions including Executive Vice President. Mr. Spencer was promoted to his present position in 1990. Mr. Spencer received a degree in Business Administration from Pittsburg State University and served in the U.S. Army for three years. He has served on the board of the Chamber of Commerce, Main Street, the Independence Community College Endowment Association, Community Chest and Junior Achievement. He is presently a member of the board of Heartland Community Bankers, USD#446 Endowment Association, Kansas Food Bank and Independence Industries. He is also a member of the Rotary Club.

     Harold L. Swearingen. Prior to his retirement in 1992, Mr. Swearingen was employed as a telecommunications manager by ARCO Pipe Line Company, Independence, Kansas. Mr. Swearingen had been employed by Atlantic Richfield Co. and its subsidiaries since 1960. He is a graduate of Kansas State University.

     Lavern W. Strecker. Mr. Strecker is currently retired. Prior to his retirement in 1992, Mr. Strecker was employed by ARCO Pipe Line Company for 26 years with his last position being Manager of Accounting and Control.

     Robert A. Johnson. Mr. Johnson recently became the Human Resource Manager of Cobalt Boats, a manufacturer of luxury boats. Prior to his current employment, Mr. Johnson was the Human Resource Manager of M-E-C Company of Neodesha, Kansas for five years and a personnel manager with Emerson Electric of Independence, Kansas for 13 years.

Meetings and Committees of the Board of Directors

     Meetings and Committees of First Independence. The Board of Directors generally meets on a quarterly basis. Our Board of Directors met 6 times during fiscal 2000. During fiscal 2000, no incumbent director attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     Our Board of Directors has standing Executive, Audit and Compensation Committees.

     The Executive Committee for fiscal 2000 was comprised of Chairman Strecker and Directors Newkirk and Smith. The Executive Committee meets on an as needed basis and exercises the power of First Independence's Board of Directors between Board meetings to the extent permitted by Delaware law. This committee did not meet during fiscal 2000.

     The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of First Independence are kept in accordance with applicable accounting principles and standards. The members of the Audit
Committee for fiscal 2000 were Chairman Strecker and Directors Newkirk and Smith. This committee met twice during the fiscal year ended September 30, 2000. For additional information regarding the audit committee see, "Audit Committee Matters" below.

     The Compensation Committee for fiscal 2000 was composed of Chairman Strecker and Directors Newkirk and Smith. This committee is responsible for administering the First Independence Corporation 1993 Stock Option and Incentive Plan and also reviews compensation and benefit matters. This committee did not meet during the fiscal year ended September 30, 2000.

     Our entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While we will consider nominees recommended by stockholders, we have not actively solicited such nominations. Pursuant to our Bylaws, nominations by stockholders must be delivered in writing to the Secretary of First Independence at least 30 days before the date of the annual meeting. However, in the event that less than 40 days' notice of prior public disclosure of the date of the annual meeting is given or made to stockholders, nominations by stockholders must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was first made.

     Meetings and Committees of First Federal Savings. First Federal Savings Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least two directors. First Federal Savings Board of Directors met 13 times during the fiscal year ended September 30, 2000. During fiscal 2000, no incumbent director of First Federal Savings attended fewer than 75% of the aggregate of the total number of meetings and the total number of meetings held by the committees on which he served.

     The Board of Directors of First Federal Savings has standing Executive, Investment/Interest Rate Risk, Loan and Asset Review Committees.

     First Federal Savings Executive Committee exercises the powers of First Federal Savings Board of Directors between board meetings, except that this committee does not have the authority of the board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution, or provide for the disposition of all or substantially all of the property and assets of First Federal Savings. The Executive Committee also serves as First Federal Savings Audit Committee and selects First Federal Savings independent accountants and meets with the accountants to discuss the scope and to review the results of the annual audit. The Executive Committee for fiscal 2000 was composed of Chairman Strecker and Directors Newkirk and Smith. The Executive Committee met 5 times during the fiscal year ended September 30, 2000.

     The Investment/Interest Rate Risk Committee is comprised of Director and President Spencer, Senior Vice President and Senior Loan Officer Gary L. Overfield and Vice President and Chief Financial Officer James B. Mitchell. The Investment Committee is responsible for the formulation of First Federal Savings strategy and monitoring its investment performance and implementation of First Federal Savings interest rate risk management strategy. This committee met 5 times during fiscal 2000.

     The Loan Committee is composed of Director and President Spencer, Mr. Overfield, Vice President and Asset Manager Jim L. Clubine and Vice President Gregg S. Webster. This committee meets weekly to evaluate and approve all loan applications. During fiscal 2000, this committee met 52 times.

     The Asset Review Committee is comprised of Director and President Spencer, Messrs. Overfield, Clubine and Webster and Ms. Lori L. Kelley, a Vice President of First Federal Savings. This committee identifies and reviews First Federal Savings problem assets. This committee met 4 times during fiscal 2000.

Audit Committee Matters

     Audit Committee Report. The Audit Committee of the Board of Directors of First Independence has issued the following report with respect to the audited financial statements of First Independence for the fiscal year ended September 30, 2000:

     o    The  Audit   Committee   has   reviewed  and   discussed   with  First
          Independence's management First Independence's fiscal 2000 audited financial statements;

     o    The  Audit   Committee   has  discussed   with  First   Independence's
          independent auditors (Grant Thornton LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

     o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from First Independence and its related entities) and has discussed with the auditors their independence from First Independence; and

     o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in First Independence's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000.

     Independence. Each member of the Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market.

     Audit Committee Charter. First Independence has adopted a written audit committee charter. A copy of the charter is attached to this proxy statement as Appendix A.

     Submitted  by the  Audit  Committee  of the  Board  of  Directors  of First
Independence:

                               Lavern W. Strecker
                              William T. Newkirk II
                                 Joseph M. Smith

Director Compensation

     Our directors are not paid fees for their service in such capacity. Directors of First Federal Savings are paid a fee of $550 per month, plus $550 per special Board meeting of First Federal Savings and $350 per Executive Committee meeting attended. With the exception of First Federal Savings
Executive Committee, no fee is paid for membership on First Federal Savings committees.

Executive Compensation

     We have not paid any compensation to First Independence executive officers since its formation. We do not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than First Federal Savings.

     The following table sets forth information regarding compensation paid by First Independence and First Federal Savings to their Chief Executive Officer for services rendered during the fiscal year ended September 30, 2000. No other executive officer made $100,000 or more during the fiscal year ended September 30, 2000.

======================================================================================================================
                                              SUMMARY COMPENSATION TABLE
======================================================================================================================
                                                                              Long-Term Compensation
                                                                            --------------------------
                         Annual Compensation(1)
                                                                                    Awards
--------------------------------------------------------------------------- --------------------------
                                                                            Restricted
                                                                              Stock        Options/      All Other
                                                     Salary      Bonus       Award(s)        SARs       Compensation
       Name and Principal Position         Year      ($)(2)       ($)          ($)            (#)           ($)
-------------------------------------- ----------- ----------- -----------  ------------- ------------ ----------------
Larry G. Spencer, President and            2000      $124,372   $13,827        ---            ---        $10,954(3)
   Chief Executive Officer                 1999       117,356    10,683        ---            ---         11,630
                                           1998       106,126     9,938        ---            ---         10,999
======================================================================================================================

-----------------------
(1) Pursuant to Securities and Exchange Commission rules, perquisites equal to the lesser of $50,000 and 10% of salary and bonus are excluded from the table above.
(2) Includes directors' fees of $6,800, $6,500 and $6,150 during fiscal 2000, 1999 and 1998, respectively.
(3) Includes the dollar value of 1,905 shares allocated to Mr. Spencer's account under the First Independence Corporation Employee Stock Option Plan and excess group life insurance premiums of $340 paid by First Federal Savings during fiscal 2000.

     No stock options or stock appreciation rights were granted during fiscal 2000. The following table sets forth certain information concerning the number and value of unexercised stock options held by Larry Spencer, our Chief Executive Officer, at September 30, 2000. No options were exercised during the fiscal year ended September 30, 2000. In November 2000, however, Mr. Spencer exercised an option to purchase 7,373 shares of common stock, at an exercise price of $5.00 per share.

=========================================================================================================================
                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
                                                        VALUES
=========================================================================================================================
                                                             Number of Securities             Value of Unexercised
                                                            Underlying Unexercised         In-the-Money Options/SARs
                                                          Options/SARs at FY-End (#)            at FY-End ($)(1)
                           Shares                         ---------------------------     ----------------------------
                          Acquired          Value
        Name            on Exercise (#)    Realized ($)   Exercisable    Unexercisable    Exercisable     Unexercisable
-----------------      --------------     -----------     -----------    -------------    -----------     -------------
Larry G. Spencer           N/A               N/A            29,094           N/A           $150,925           N/A
=========================================================================================================================

--------------------
(1) Represents the aggregate market value (market price of First Independence common stock less the exercise price) of the option granted based upon the average of the bid and asked prices of $10.1875 per share of the common stock on September 29, 2000.

Employment Agreements

     FirstFederal Savings has entered into employment agreements with Mr. Spencer and two other executive officers. The employment agreements are designed to assist us in maintaining a stable and competent management team upon which our continued success First Federal Savings depends. These agreements were filed with, and approved by, the Office of Thrift Supervision as part of First Federal Savings application for conversion from mutual to stock form. The employment agreements provide for annual base salary in an amount not less than the employee's current salary and an initial term of three years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal Savings. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreements are also terminable by the employee upon 90 days' notice to First Federal Savings.

     The employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 299% of the employee's base compensation, in the event there is a "change in control" of First Federal Savings where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by First Federal Savings for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 574.4. Such events are generally triggered prior to the acquisition or control of 10% of the First Independence's common stock. The agreements also guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

     Based on his current salary, if Mr. Spencer had been terminated as of September 30, 2000, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $354,000.

Certain Transactions

     We have followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to employees, executive officers and directors are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time with other persons, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features, which is consistent with current federal requirements. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by our loan committee.

            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

     We have renewed our arrangement for Grant Thornton LLP to be our independent auditors for the 2001 fiscal year, subject to the ratification of the appointment by our stockholders. A representative of Grant Thornton LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such annual meeting must be received at the executive office located at Myrtle and Sixth Streets, Independence, KS 67301 no later than August 30, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such annual meeting must be received at our executive office located at Myrtle and Sixth Streets, Independence, KS 67301 at least 30 days prior to the date of the next annual meeting. However, in the event that less than 40 days' notice or prior public disclosure of the date of the next annual meeting is given or made to stockholders, the stockholder proposal must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was first made. All stockholder proposals must also comply with our Bylaws and Delaware law.

                                  OTHER MATTERS

     We are not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.



Independence, Kansas
December 28, 2000

                                   APPENDIX A

                             Audit Committee Charter

                             Audit Committee Charter

Membership

The audit committee will be composed of not less than three members of the board. They will be selected by the board, taking into account prior experience in matters to be considered by the committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.

The committee's membership will meet the requirements of the audit committee policy of the NASDAQ stock exchange. Accordingly, a majority of the members will be directors independent of management and free from relationships that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member.

No officers or employees of the company or its subsidiaries will serve on the committee. A former officer of the company or any of its subsidiaries may serve on the committee (even though the former officer may be receiving pension or deferred compensation payments from the company) if, in the opinion of the board of directors, the former officer will exercise independent judgment and will significantly assist the committee to function. However, a majority of the committee will be directors who were not formerly officers of the company or any of its subsidiaries.

When considering relationships that might affect independence, including possible affiliate status, the board of directors will give appropriate consideration, in addition to its audit committee policy, to guidelines issued by the NASDAQ stock exchange, which were provided to assist boards of directors in observing the spirit of the NASDAQ stock exchange policy.

Actions of the Committee

The committee's activities will include the following actions:

     o Oversight of the financial statements and relations with the independent auditors
          o    Instruct the independent  auditors that the board of directors is the client in its capacity as the shareholders' representative
          o    Expect  the  independent  auditors  to meet  with  the  board  of directors at least annually so the board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors
          o Expect financial management and the independent auditors to analyze significant financial report issues and practices on a timely basis
          o Expect financial management and the independent auditors to discuss with the audit committee:
               o qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable
               o aggressiveness or conservatism of accounting and financial estimates
          o    Expect the  independent  auditors to provide the audit  committee with:
               o independent judgments about the appropriateness of the company's current or proposed accounting principles and whether current or proposed financial disclosures are clear
               o views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used
               o reasons why accounting principles and disclosure practices used for new transactions or events are appropriate
               o reasons for accepting or questioning significant estimates made by management
               o views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the company.
     o Actions taken on the board's behalf that require board notification but not board approval:
          o Review and approve the scope of the company's audit and that of its subsidiaries as recommended by the independent auditors and the president
          o Review and approve the scope of the company's annual profit and pension trust audits
          o Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the activities if asked to do so by the board of directors' chairperson
          o Ask the president to have the internal audit staff study a particular area of interest or concern to the audit committee.

     o Matters requiring the committee's review and study before making a recommendation for the board of directors' action:
          o    Appointment of the independent auditors
          o    Implementation of major accounting policy changes
          o    SEC  registration  statements  to  be  signed  by  the  board  of directors
          o The auditors' reports and financial statements prior to publication in the annual report.
     o Matters requiring the committee's review and study before providing summary information to the board of directors:
          o Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and the American Institute of Certified Public Accountants (AICPA), or by comparable bodies outside the U.S.
          o The independent auditors' assessment of the strengths and weaknesses of the company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements
          o    Quarterly financial statement review before publication
          o    Administration of the company's "conflict of interest" policy
          o The performance of management and operating personnel under the company's code of ethics
          o    Gaps and exposures in insurance programs
          o Reports about the company or its subsidiaries submitted by agencies of governments in countries in which the company or its subsidiaries operate
          o Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of the NASDAQ stock exchange.

                                 REVOCABLE PROXY
                         FIRST INDEPENDENCE CORPORATION

                                PLEASE MARK VOTES      ------
                               AS IN THIS EXAMPLE     /  X  /
                                                      ------
                         Annual Meeting of Stockholders
                                January 31, 2001

The undersigned hereby appoints the Board of Directors of First Independence Corporation, and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at the main office of First Independence located at Myrtle and Sixth Streets, Independence, Kansas, on January 31, 2001 at 10:30 a.m., and at any and all adjournments and postponements thereof, as follows:

I. The election as directors of all nominees listed below for three-year terms.

William T. Newkirk II
Joseph M. Smith

                          With-              For All
         For              hold               Except
        _____            ______              ______
       /____/           /_____/             /_____/

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

II. The ratification of the appointment of Grant Thornton LLP as auditors of the Company for the fiscal year ending September 30, 2001.

         For             Against             Abstain
        _____            ______              ______
       /____/           /_____/             /_____/

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

               The Board of Directors recommends a vote "FOR" the
                    directors and the proposal listed above.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy, if properly executed, will be voted FOR each of the proposals set forth herein. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS.


                Please be sure to sign and date            ____________________
                this Proxy in the box below.              /Date               /
 ________________________________________________________/___________________/
/                                                                           /
/                                                                          /
/                                                                         /
/                                                                        /
/_______Stockholder sign above ___________Co-holder (if any) sign above_/



    Detach above card, date, sign and mail in postage-paid envelope provided.

                         FIRST INDEPENDENCE CORPORATION

     Should the above signed be present and elect to vote at the annual meeting or at any adjournments or postponements thereof, and after notification to the Secretary of First Independence at the annual meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from First Independence, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement and the First Independence's Annual Report to Stockholders for the fiscal year ended September 30, 2000.

     Please sign exactly as your name(s) appear(s) on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.